Exhibit 99.2

SXC Acquisition of NMHC Gordon Glenn, Chairman & CEO, SXC Mark Thierer, President & COO, SXC Jeff Park, SVP Finance & CFO, SXC Tom Erickson, Chairman & CEO, NMHC

This communication is neither an offer to purchase nor solicitation of an offer to sell securities. The exchange offer (the "Offer") has not yet commenced. SXC Health Solutions Corp. ("SXC") and Comet Merger Corporation intend to file a tender offer statement on Schedule TO and a Registration Statement on Form S-4 (or F-4 as applicable) with the Securities and Exchange Commission (the "SEC") and National Medical Health Card Systems, Inc. ("NMHC") intends to file a solicitation/recommendation statement on Schedule 14D-9, with respect to the Offer. BEFORE MAKING ANY DECISION WITH RESPECT TO THE OFFER, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE DOCUMENTS AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain copies of these materials (and all other offer documents filed with the SEC) when available, at no charge on the SEC's website: www.sec.gov. Copies can also be obtained at no charge by directing a request for such materials to SXC Health Solutions Corp., 2441 Warrenville Road, Lisle, Illinois 60532-3246, Attention: SXC Investor Relations or National Medical Health Card Systems, Inc., 26 Harbor Park Drive, Port Washington, New York 11050, Attention: Investor Relations Department. Investors and security holders may also read and copy any reports, statements and other information filed by SXC, Comet Merger Corporation or National Medical Health Card Systems, Inc. with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC's website for further information on its public reference room. Important Information

This communication contains forward-looking statements. Forward-looking statements may be identified by words such as "believes", "expects", "anticipates", "estimates", "projects", "intends", "should", "seeks", "future", continue", or the negative of such terms, or other comparable terminology. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that have been or may be instituted against NMHC or SXC and others following announcement of the merger agreement; (3) the inability to complete the Offer or the merger due to the failure to satisfy the conditions to the Offer and the merger, including SXC's receipt of financing, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of other required regulatory approvals; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee retention as a result of the Offer or the merger; (5) the ability to recognize the benefits of the merger; (6) the actual terms of the financing obtained in connection with the Offer and the merger; (7) legislative, regulatory and economic developments; and (8) other factors described in filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this communication are beyond NMHC's and SXC's ability to control or predict. The companies can give no assurance that any of the transactions related to the Offer will be completed or that the conditions to the Offer and the merger will be satisfied. The companies undertake no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. The companies are not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services or Internet service providers. Forward-Looking Statements

Acquisition Announcement Unique mix of assets: information technology clinical capability scale of operations mail order specialty pharmacy Positioned to service a diversified mix of over 350 healthcare payors: Health plans Medicare Managed and fee-for-service state Medicaid plans Long-term care facilities Unions Third-party administrators (TPAs) Self-insured employers SXC and NMHC to create a strategic solution for Pharmacy Spend Management

Transaction Rationale Introduces the strategic solution for Pharmacy Spend Management across the healthcare continuum Expands capabilities of full-service PBM Complements traditional software license and ASP business Increases scale of informedRx(tm) operations Enhances customer diversification Adds over two dozen valuable relationships with industry consultants and brokers Offers significant revenue and cost synergies

Combined Company Highly complementary capabilities combining SXC's PBM technology expertise and NMHC's leadership in traditional PBM services Maintains legacy software license and ASP processing businesses while enhancing capabilities and competitiveness of PBM services group (informedRx) for customers needing comprehensive or 'a la carte' solutions NMHC's 2.3mm lives added to SXC's 1.5mm will drive economies of scale to negotiate better deals from manufacturers and pharmacies improves competitiveness and profitability for transparent offering Combined company with more than $700mm in annual revenue* Headquarters: Lisle, IL with offices in the US and Canada SXC has 6 locations NMHC has 8 locations Approximately 880 employees the strategic solution for Pharmacy Spend Management *combined revenue total for the respective trailing twelve month reporting periods

Leadership Gordon S. Glenn, Chairman and CEO Mark Thierer, President and COO Jeff Park, SVP Finance and CFO Greg Buscetto, SVP and General Manager, informedRx All 8 board members from SXC

SXC Strategy The Strategic Solution for Pharmacy Spend Management(tm)

Payor Market Services SXC NMHC Combined Technology Platform Transaction Processing a la carte PBM Services Traditional PBM services Clinical Management Mail Order Specialty

Diversified Client Mix SXC Client Mix NMHC Client Mix Combined Client Mix Unions Unions PBM Government Government LTC Other Other Employer/ TPA Employer/ TPA Health Plans Health Plans Employer/ TPA Government LTC Health Plans PBM Other

Tom Erickson, Chairman & CEO, NMHC

Financial Overview Jeff Park, SVP Finance & CFO, SXC

Terms of the Transaction Estimated(1) transaction value: $143mm or $11.00 per NMHC share (common and preferred on an as-converted basis) Consideration components: 70% cash/30% in SXC shares Approximately $100mm cash $48mm of purchase price financed via a Term Loan SXC will issue approx. 2.9mm common shares Expected closing: Q2 2008 Fixed exchange ratio: no collars 24mm basic shares outstanding post-deal Consideration for each NMHC common share on an as-converted basis: $7.70 cash plus 0.217 of a SXC common share 13% premium based on the respective 20-day average closing prices of NMHC and SXC common shares (1) Using the 20 day average closing price for SXC at time of announcement

Combined Financials Identified synergy opportunities in operating expenses, revenue and capital expenditures $6-8mm of expected cost savings and revenue opportunities in the first 12 months $12-14mm expected in year two and beyond Significant revenue synergy opportunities exist in network and rebate optimization, as well as in cross-sell opportunities with clinical programs, specialty pharmacy and mail service pharmacy Strong Balance Sheet: expected to have $24mm in cash and $48mm in long-term debt

Net Revenue Mix SXC Revenue Mix NMHC Gross Profit Mix Combined Net Revenue Mix Transaction Processing Maintenance Professional Services 9% 29% 18% 8% 4% 16% 55% 11% 9% 6% 91% 44% System Sales PBM/Mail Specialty

Financial Overview SXC NMHC NMHC (All numbers in millions) TTM to Sept 30, 2007 TTM to Dec 31, 2007 Quarter-ended Dec 31, 2007 Revenues $91.6 $624.8 $168.9 Gross Profit $53.9 $82.6 $20.6 % Margin 58.8% 13.2% 12.2% Operating Margin % 13.9% -0.1% 0.2% EBITDA (including stock-based compensation)* $17.7 $2.6 $2.3 % Margin 19.3% 0.4% 1.3% Net income (loss) $12.6 $(3.3) $0.8 Earnings (loss) per share $0.58 ($1.20)** $0.12** Shares outstanding (f/d) 21.8 12.9 12.9 Source: Yahoo Finance and SXC Financial Statements *EBITDA is a non-GAAP measure and includes stock-based compensation **Per common share

Outlook Mark Thierer, President & COO, SXC

Key Growth Objectives Increased Transaction Volumes Add new customers Existing customers expand their base Organic market growth Increase Price Per Transaction Sell additional PBM services to new and existing customers Can be purchased on a full-service or a-la-carte basis "Pull-through" PBM products/services to established customer base Mail-order Specialty pharma Retail network management

Key Growth Strategies Aggressively pursue opportunities where SXC's unique portfolio of solutions fit hand-in-glove with emerging market needs. Sell informedRx(r) Solution Self-insured employers, unions and governments Small to medium sized health plans Target large Public Sector fee-for-service opportunities State Medicaid Federal plans Provincial plans Aggressively pursue large health plan technology upgrades Sell Resident Care Management(tm) offerings throughout the LTC/Institutional Pharmacy market

Transaction Summary Combined company will be a leader in Pharmacy Spend Management across the healthcare continuum Highly complementary capabilities across service offering Solution offerings range from licensed technology platforms to full PBM services Significant identifiable cost and revenue synergies Experienced management team Strong balance sheet

Contact Info SXC Health Solutions, Inc. Jeff Park, Chief Financial Officer, SXC Health Solutions, Inc., (630) 577-3206, investors@sxc.com Dave Mason, Investor Relations - Canada, The Equicom Group Inc., (416) 815-0700 ext. 237, dmason@equicomgroup.com Susan Noonan, Investor Relations - U.S., The SAN Group, LLC, (212) 966-3650, susan@sanoonan.com NMHC Stuart Diamond, Chief Financial Officer, NMHC, (516) 605-6640, sdiamond@nmhc.com Evan Smith, Investor Relations, Financial Dynamics, (212) 850-5606, evan.smith@fd.com

Summary Non-GAAP Financial Measure Non-GAAP Financial Measure SXC reports its financial results in accordance with Canadian generally accepted accounting principles ("GAAP"). SXC's management also evaluates and makes operating decisions using various other measures. One such measure is EBITDA, which is a non-GAAP financial measure. SXC's management believes that this measure provides useful supplemental information regarding the performance of SXC's business operations. EBITDA is a non-GAAP measure that management believes is a useful supplemental measure of operating performance prior to net interest income (expense), income taxes, depreciation, amortization, debt service, and certain other one-time charges. Management believes it is useful to exclude depreciation, amortization and net interest income (expense) as these are essentially fixed amounts that cannot be influenced by management in the short term. Lastly, debt service and certain other one-time charges (including lease termination charges and losses on disposals of capital assets) are excluded as these are not recurring items. Management believes that EBITDA provides useful supplemental information to management and investors regarding the performance of the Company's business operations and facilitates comparisons to its historical operating results. Management also uses this information internally for forecasting and budgeting as it believes that the measure is indicative of the Company's core operating results. Note however, that EBITDA is a performance measure only, and it does not provide any measure of the Company's cash flow or liquidity. Non- GAAP financial measures should not be considered as a substitute for measures of financial performance in accordance with GAAP, and investors and potential investors are encouraged to review the reconciliation of EBITDA. EBITDA does not have a standardized meaning prescribed by GAAP. The Company's method of calculating EBITDA may differ from the methods used by other companies and, accordingly, it may not be comparable to similarly titled measures used by other companies.